UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
___________

FORM 8-K
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 12, 2010

COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ x ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Frank C. Condella, Jr., interim chief executive officer of Columbia Laboratories, Inc. (the “Company”), and Lawrence A. Gyenes, the Company’s senior vice president and chief financial officer, will present to various investors beginning in April, 2010. A copy of the presentation materials are furnished as Exhibit 99.1 hereto and are incorporated herein by reference. This presentation will first be made after 4 pm EDT on April 12, 2010, during a one-on-one investor meeting.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Additional Information:

This communication is not a solicitation of a proxy from any security holder of the Company.  In connection with stockholder approval of certain transactions contemplated by the Purchase and Collaboration Agreement dated March 3, 2010 (the “Purchase Agreement”) among the Company, Watson Pharmaceuticals, Inc. (“Watson”) and Coventry Acquisition, Inc. (“Buyer”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and it intends to mail to its security holders a definitive proxy statement and other materials.  THE PROXY STATEMENT WILL BE SENT TO COMPANY SECURITY HOLDERS AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, WATSON, THE BUYER, THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT AND RELATED MATTERS.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY ARE AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT.  Free copies of the proxy statement and other documents filed with the SEC by the Company, when they become available, can be obtained through the website maintained by the SEC at www.sec.gov.  In addition, free copies of the proxy statement will be available from the Company by contacting Lawrence A. Gyenes at (973) 486-8860 or lgyenes@columbialabs.com or on the Company’s investor relations website at www.cbrxir.com.

Participation in the Solicitation:

The Company and its directors and executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transactions contemplated by the Purchase Agreement.  Information regarding the special interests of these directors, executive officers and members of management in the transactions contemplated by the Purchase Agreement will be included in the proxy statement and other relevant documents filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on March 12, 2010, and the Company’s proxy statement, dated April 9, 2009, filed with the SEC on April 17, 2009.  The Company’s Form 10-K and proxy statement are available free of charge at the SEC’s website at www.sec.gov and from the Company by contacting it as described above.

Item 8.01	Other Events

None

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1*
Presentation materials to be used by Frank C. Condella, Jr., and Lawrence A. Gyenes, interim chief executive officer and senior vice president and chief financial officer, respectively, of Columbia Laboratories, Inc., during presentations in April, 2010.

*  The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 12, 2010

COLUMBIA LABORATORIES, INC.
By: /S/ Lawrence A. Gyenes
Lawrence A. Gyenes
Senior Vice President, Chief Financial Officer
& Treasurer

Exhibit Index

Exhibit No.	Description
99.1*
Presentation materials to be used by Frank C. Condella, Jr., and Lawrence A. Gyenes, interim chief executive officer and senior vice president and chief financial officer, respectively, of Columbia Laboratories, Inc., during presentations in April, 2010.

*  The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.